UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange at of 1934

Date of Report (Date of earliest event reported): January 29, 2003

                                  Concero Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                    000-22327                74-279604
  (State or other jurisdiction         (Commission            (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)

             6300 Bridgepoint Parkway
               Building 1, Suite 100
                   Austin, Texas
               (Address of principal                                 78730
                executive offices)                                (Zip Code)

Registrant's telephone number, including area code:  (512) 343-6581

ITEM 5. OTHER EVENTS

The special meeting of the stockholders of Concero originally scheduled for December 30, 2002 and adjourned until January 29, 2003 for the purpose of considering action on a Plan of Complete Liquidation, Dissolution and Distribution has been further adjourned until a later date to permit Concero's Board of Directors to consider a potential transaction alternative to the dissolution of the company. Once the specific time and place of the adjourned meeting have been determined, notice thereof shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the Company's Bylaws and applicable law.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         CONCERO INC.

         Dated:  January 29, 2003



         By:      /s/ KEVIN KURTZMAN
            -----------------------------------------
                  Kevin Kurtzman
                  Chief Executive Officer


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